SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 24, 2002
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                                 Date of Report

                              Aegis Realty, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

             0-13239                                     13-3967879
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     (Commission File No.)                (IRS Employer Identification Number)

                      625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

                                  (212) 421-5333
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              (Registrant's Telephone Number, Including Area Code)





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Item 5.   OTHER EVENTS
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On December 24, 2002, Aegis Realty, Inc. ("Aegis") reported in a press release that it had entered into a definitive merger agreement with a subsidiary of Phillips Edison, LTD ("PECO"), whereby Aegis will merge with and into PECO. On December 26, 2002, Aegis hosted a conference call with regard to the proposed transaction.

Attached hereto as Exhibit 99.1 and 99.2, respectively, are (i) the press release issued by Aegis on December 24, 2002, and (ii) a transcript of the December 26, 2002 conference call hosted by Aegis regarding the proposed transaction.

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and also includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.




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



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS ---

(a)     Financial Statements
        --------------------

        Not Applicable



(b)     Pro Forma Financial Information
        -------------------------------

        Not Applicable



(c)     Exhibits
        --------

        99.1          Press Release Issued by Aegis on December 24, 2002.

        99.2 Transcript of the December 26, 2002 Conference Call hosted by Aegis regarding the Proposed Transaction.




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 3, 2003

                                       AEGIS REALTY, INC.


                                       By:  /s/ Stuart J. Boesky
                                          ------------------------------------
                                          Stuart J. Boesky
                                          President





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



                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

99.1           Press Release Issued by Aegis on December 24, 2002.

99.2 Transcript of the December 26, 2002 Conference Call hosted by Aegis regarding the Proposed Transaction.





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